Subsequent events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent events
17.	Subsequent events

The Group has evaluated subsequent events through the date of issuance of the consolidated financial statements, and identified the following subsequent events:

On July 31, 2026, the Group issued a press release announcing that on July 31, 2026, the Group received a notification letter from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Group that it is not in compliance with the minimum bid price requirement for its common shares listed for trading on Nasdaq.

On August 11, 2026, the Group entered into a Market Issuance Sales Agreement (the “Sales Agreement”) with D. Boral Capital LLC (“D. Boral”), to sell common shares for an aggregate offering price of up to $3,539,021 from time to time, through an “at the market offering” (the “ATM facility”) program under which D. Boral will act as a sales agent or principal.